Exhibit 10.11

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") dated as of December 22, 2009 made by and among A.T. CROSS COMPANY, a Rhode Island corporation (the "Borrower"), A.T. CROSS LIMITED, a corporation organized under the laws of England and Wales ("Cross UK"), BANK OF AMERICA N.A., as Administrative Agent ("Agent") L/C Issuer and Lender, and BANK OF AMERICA, N.A. ("London Branch) ("UK Lender").

Background

The Borrower, Cross UK, the Agent and the UK Lender entered into a credit agreement dated as of March 24, 2008, which credit agreement was amended by first amendment to credit agreement dated March 24, 2008 and by Second Amendment to Credit Agreement dated as of March 12, 2009 (such credit agreement, as amended by such first amendment the "Original Credit Agreement"). The Borrower and Cross UK have requested that the Agent and the UK Lender, among other things, approve the one-time repurchase of up to 1,500,000 shares owned beneficially or of record by Galal P. Doss and to exclude such repurchase from the Consolidated Debt Service Coverage.

NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the Borrower, the Agent and the Lender hereby agree as follows:

    Amendment. Subject to the terms and conditions herein contained and in reliance on the representations and warranties of the Borrower herein contained, effective upon satisfaction of the conditions precedent contained in section 2 below, the following amendment shall be incorporated into the Original Credit Agreement:

    (A) Section 1.01 of the Original Credit Agreement is hereby amended to add the following definition:

    "Doss Repurchase Transaction" shall mean the Borrower's repurchase or redemption of up to 1,500,000 shares of common stock of the Borrower which are, on the date hereof, owned beneficially or of record by Galal P. Doss for a per share purchase price, not to exceed, $3.38 and otherwise on terms and conditions reasonably acceptable to the Agent.

    (B) Section 7.06(d) of the Original Credit Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

    (d) so long as no Default or Event of Default has occurred and is continuing and no Default or Event of Default would be caused after giving effect to such redemption, the Borrower may redeem its capital stock, pursuant to a program to be approved by the Required Lenders in their sole discretion in the cumulative aggregate amount not to exceed $3,000,000 during the term of this Agreement and, in addition thereto, the Borrower may redeem its capital stock pursuant to the Doss Repurchase Transaction.

    Conditions Precedent. The provisions of this Third Amendment shall be effective as of the date on which all of the following conditions shall be satisfied:
        the Borrower shall have delivered to the Agent a fully executed counterpart of this Third Amendment;
        the Borrower shall have paid all fees, costs and expenses owing to the Agent and its counsel on or before the date hereof; and
        the UK Lender and the Agent shall have indicated their consent and agreement by executing this Third Amendment.
    Miscellaneous.
        Ratification. The terms and provisions set forth in this Third Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Original Credit Agreement and except as expressly modified and superseded by this Third Amendment, the terms and provisions of the Original Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower and the Agent agree that the Original Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. For all matters arising prior to the effective date of this Third Amendment, the Original Credit Agreement (as unmodified by this Amendment) shall control. The Borrower hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Agent and the Lender under the Original Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents.
        Representations and Warranties. The Borrower hereby represents and warrants to the Agent that the representations and warranties set forth in the Loan Documents, after giving effect to the waiver contained in this Third Amendment, are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date. The Borrower further represents and warrants to the Agent that the execution, delivery and performance by the Borrower of this consent letter (i) are within the Borrower's power and authority; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of the Borrower's certificate or articles of incorporation or bylaws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower is a party or by which the Borrower or any of its property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of the Borrower other than in favor of Agent; (vii) do not require the consent or approval of any Governmental Authority. All representations and warranties made in this Third Amendment shall survive the execution and delivery of this Third Amendment, and no investigation by the Agent shall affect the representations and warranties or the right of the Agent to rely upon them.
        Expenses of the Agent. As provided in the Credit Agreement, the Borrower agrees to pay all reasonable costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Third Amendment, including without limitation, the reasonable costs and fees of the Agent's legal counsel.
        Severability. Any provision of this Third Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Third Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
        Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and the applicable laws of the United States of America.
        Successors and Assigns. This Third Amendment is binding upon and shall inure to the benefit of the Agent, the Lender and the Borrower, and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.
        Counterparts. This Third Amendment may be executed in one or more counterparts and on facsimile counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.
        Effect of Waiver. No consent or waiver, express or implied, by the Agent to or for any breach of or deviation from any covenant, condition or duty by the Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
        Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
        ENTIRE AGREEMENT. THIS THIRD AMENDMENT EMBODIES THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER THEREOF, AND SUPERSEDES ANY AND ALL PRIOR REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date first above written.

BORROWER

A.T. CROSS COMPANY

By: KEVIN F. MAHONEY

Name: Kevin F. Mahoney
Title: Senior Vice President, Finance
Chief Financial Officer

CROSS UK

A.T. CROSS LIMITED

By: KEVIN F. MAHONEY

Name: Kevin F. Mahoney
Title: Senior Vice President, Finance
Chief Financial Officer

AGENT

BANK OF AMERICA, N.A.

By: RICHARD MACDONALD

Name: Richard MacDonald
Title: Senior Vice President

ACKNOWLEDGED: GUARANTORS:

A.T. CROSS COMPANY

By: KEVIN F. MAHONEY

Name: Kevin F. Mahoney
Title: Senior Vice President, Finance
Chief Financial Officer

CROSS RETAIL VENTURES, INC.

By: KEVIN F. MAHONEY

Name: Kevin F. Mahoney
Title: Senior Vice President, Finance
Chief Financial Officer

A.T.X. INTERNATIONAL, INC.

By: KEVIN F. MAHONEY

Name: Kevin F. Mahoney
Title: Senior Vice President, Finance
Chief Financial Officer

COSTA DEL MAR SUNGLASSES, INC.

By: KEVIN F. MAHONEY

Name: Kevin F. Mahoney
Title: Senior Vice President, Finance
Chief Financial Officer

NATIVE EYEWEAR, INC.

By: KEVIN F. MAHONEY

Name: Kevin F. Mahoney
Title: Senior Vice President, Finance
Chief Financial Officer